================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    October 9, 2000




                          CADENCE DESIGN SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-10606                       77-0148231
(State or Other Jurisdiction         (Commission File               (I.R.S. Employer
     of Incorporation )                   Number)                 Identification Number)

                           2655 SEELY ROAD, BUILDING 5
                           SAN JOSE, CALIFORNIA 95134

               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (408) 943-1234

================================================================================

ITEM 5. OTHER ITEMS.

     On October 9, 2000, Tality Corporation ("Tality"), a subsidiary of Cadence Design Systems, Inc., a Delaware corporation (the "Registrant"), issued a press release to report the delay of the initial public offering of Tality, which is principally comprised of the Registrant's design services group.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          The following exhibit is filed with this report on Form 8-K:

          Exhibit No.                        Description
          -----------                        -----------
             99.1        Press Release of the Registrant issued on October 9,
                         2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of October 9, 2000.

                                   CADENCE DESIGN SYSTEMS, INC.

                                   By: /s/ R.L. SMITH MCKEITHEN
                                       --------------------------
                                       R.L. Smith McKeithen
                                       Senior Vice President and General Counsel